SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) : APRIL 12, 2001

                         COMMISSION FILE NUMBER 0-19467

                                 MEDAMICUS, INC.
             (Exact name of registrant as specified in its charter)

               MINNESOTA                         41-1533300
       (State of Incorporation)       (IRS Employer Identification No.)

                    15301 HIGHWAY 55 WEST, PLYMOUTH, MN 55447
           (Address of principal executive office, including zip code)

                                 (763) 559-2613
              (Registrant's telephone number, including area code)

                                       N/A
--------------------------------------------------------------------------------
Former name, former address and former fiscal year, if changed since last report


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ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

* Exhibit 99.1 Transcript of opening comments by MedAmicus in the conference call with analysts.

ITEM 9.  REGULATION FD DISCLOSURE

On April 12, 2001, MedAmicus, Inc. ("MedAmicus") held a conference call with analysts to dicuss the results of the first quarter of MedAmicus, which are summarized on the attached as Exhibit 99.1. To the extent there is a question and answer session following the opening comments contained in the attached
Exhibit 99.1, a transcript of such questions and answers will be reported upon preparation of the transcript.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

                                          MEDAMICUS, INC.

Date: April 12, 2001                          /s/ James D. Hartman
                                              ----------------------------------
                                          By: James D. Hartman
                                              President, Chief Executive Officer
                                              and Chief Financial Officer